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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

                Date of Report (Date of Earliest Event Reported):
                               SEPTEMBER 29, 2004
                               ------------------

                            KMART HOLDING CORPORATION
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                     000-50278           32-0073116
           --------                     ---------           ----------
(State or Other Jurisdiction of  (Commission File Number)  (I.R.S. Employer
        Incorporation)                                     Identification No.)



3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                      48084
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(Address of Principal Executive Offices)                     (Zip Code)


                                 (248) 463-1000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02(B) AND (C). DEPARTURE OF DIRECTORS OR PRINCIPLE OFFICERS; ELECTION OF
                      DIRECTORS; APPOINTMENT OF PRINCIPLE OFFICERS


         On September 29, 2004, Richard J. Noechel left the position of Vice President, Controller of Kmart Holding Corporation (the "Company") so that he may pursue other career opportunities. Mr. Noechel's resignation was not the result of any disagreement with the Company or its current management on any matter relating to the Company's operations, policies or practices.

         The position of Vice President, Controller has been assumed by James F. Gooch, 37, formerly the Company's Vice President, Treasurer, Financial Planning & Analysis, a position he held from March 2003 to September 2004, effective as of September 29, 2004. Mr. Gooch has been with the Company since 1996. He previously served as Vice President, Financial Planning & Analysis from March 2002 to March 2003, Divisional Vice President, Financial Planning & Analysis from November 2001 to March 2002, Assistant Treasurer from April to November 2001, Divisional Vice President, Merchandise Finance from April 1999 to November 2001 and Director, Merchandise Finance from September 1996 to April 1999. There have been no transactions during the last two years, or proposed transactions, to which the Company was or is to be a party, in which Mr. Gooch had or is to have a direct or indirect material interest.



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      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 1, 2004
                                 KMART HOLDING CORPORATION


                                 By: /s/ James D. Donlon, III
                                     -----------------------------------
                                 Name:  James D. Donlon, III
                                 Title: Senior Vice President, Chief Financial
                                        Officer